UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2005

 CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

Delaware - (State or Other Jurisdiction of Incorporation)

Commission File No. 0-16992                                                                                                   IRS Employer Identification Number - 43-1440321

5800 Foxridge, Suite 500, Mission, Kansas , 66202
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (913) 831-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On October 21, 2005, Concorde Career Colleges, Inc. (the “Company”) announced the closing of the previously announced repurchase of 600,000 shares of its common stock from the Robert F. Brozman Trust in a private transaction. The press release is attached.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.

99.1                    Text of Press Release issued by the Company dated October 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                     CONCORDE CAREER COLLEGES, INC.
                                                                                                                                              DATED: October 21, 2005

                                                                                                                                              By:/s/ Jack L. Brozman
                                                                                                                                                             Jack L. Brozman, Chief Executive Officer

                                                                                                                                              By:/s/ Paul R. Gardner
                                                                                                                                                             Paul R. Gardner, Chief Financial Officer